UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

NAC Global Technologies, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-49655	87-0678927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4720 Salisbury Road

Jacksonville, FL 32256

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 904-493-6496

LipidViro Tech, Inc.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed on its Definitive Information Statement on Schedule 14C as filed with the SEC on June 20, 2014, NAC Global Technologies, Inc. (the “Company”) changed its name from “LipidViro Tech, Inc.” to “NAC Global Technologies, Inc.” (the “Name Change”). On July 15, 2014, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to affect the Name Change. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2014	NAC GLOBAL TECHNOLOGIES, INC.

	By:	/s/ Vincent Genovese
Name: Vincent Genovese
Title: President and Chief Executive Officer

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